Exhibit 99.1
The Navigators Group, Inc.
CORPORATE NEWS
Navigators Reports Second Quarter Earnings
New York — August 4 , 2011 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $9.5 million, or $0.60 per diluted share, for the three months ended June 30, 2011 compared to net income of $19.0 million, or $1.16 per diluted share, for the comparable period in 2010. Operating earnings (1) were $8.0 million, or $0.51 per diluted share for the second quarter of 2011 compared to earnings of $11.9 million, or $0.73 per diluted share, for the comparable period in 2010.
For the six months ended June 30, 2011, the Company reported net income of $1.6 million, or $0.10 per diluted share, compared to $36.0 million, or $2.16 per diluted share, for the comparable period in 2010. Operating earnings were $1.2 million, or $0.08 per diluted share for the six months ended June 30, 2011 compared to $25.0 million, or $1.50 per diluted share, for the comparable period in 2010.
Gross written premiums and net written premiums for the three months ended June 30, 2011 were $278.7 million and $183.4 million, respectively, an increase of 9.9% and 11.1%, respectively, from the comparable period in 2010. Gross written premiums and net written premiums for the six months ended June 30, 2011 were $575.0 million and $376.4 million, respectively, an increase of 9.8% and 6.2%, respectively, from the comparable period in 2010.
The combined loss and expense ratio for the three and six months ended June 30, 2011 were 101.9% and 109.0%, respectively, compared to 99.7% and 99.4% for the comparable periods in 2010.
Navigators’ Chief Executive Officer Stan Galanski commented: “Market conditions are very much in flux, with positive pricing trends evident on first-party and energy-related risks but continued competitive pressure on pricing for most casualty products. We encourage our underwriters to focus on profitability and to walk away from business when they can’t achieve their pricing and terms. Our double digit growth for the quarter came from three units targeted for growth in 2011: NavTech, Excess Casualty and Navigators Re. Conversely, we continue to take a cautious view of the U.S. D&O and primary casualty markets, for which excess capacity has led to ongoing soft market conditions. We continue to emphasize prudent expense management while making investments in infrastructure to enhance productivity and our competitive position in the future. We remain focused on effective capital management as accretive share repurchases during the second quarter contributed to our book value per share growth of 4%.”
During the three and six months ended June 30, 2011, the Company repurchased 597,026 and 853,120 of its common stock for an aggregate purchase price of $28.4 million and $41.4 million, respectively, pursuant to its share repurchase program. The Company repurchased an additional 82,567 of its common stock for an aggregate purchase price of $4.0 million between July 1, 2011 and August 4, 2011 pursuant to its share repurchase program. Approximately $45.5 million remains available under the Company’s current share repurchase program which expires on December 31, 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release
August 4, 2011

Net investment income for the three and six months ended June 30, 2011 was $17.4 million and $34.8 million, which was a decrease of 2.4% and 2.8% from the comparable periods in 2010. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 3.3% for both the three and six months ended June 30, 2011, compared to 3.6% and 3.5% for the comparable periods in 2010. The effective tax rate on net investment income was 28.7% and 28.6% for the three and six months ended June 30, 2011, compared to 27.2% and 25.9% for the comparable periods in 2010.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.6 years at June 30, 2011. At June 30, 2011, net unrealized gains within our investment portfolio were $74.6 million, an increase of $25.4 million compared to December 31, 2010. There were $2.5 million and $0.8 million of net realized gains and other-than-temporary impairment losses recognized in earnings for the three and six months ended June 30, 2011.
Consolidated cash flow from operations for the three and six months ended June 30, 2011 was $1.1 million and $14.4 million respectively, compared to $60.2 million and $64.4 million for the comparable period in 2010.
Stockholders’ equity was $817.9 million, or $54.44 per share, at June 30, 2011 compared to $829.4 million, or $52.68 per share, at December 31, 2010. The statutory surplus of Navigators Insurance Company was $676.5 million at June 30, 2011 compared to $686.9 million at December 31, 2010.

(1)
Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Friday, August 5, 2011 starting at 8:30 a.m. ET to discuss the 2011 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).
To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:
http://investor.shareholder.com/navg/eventdetail.cfm?eventid=99013
The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release
August 4, 2011

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Results of Operations	2011	2010	Change	2011	2010	Change

Gross written premiums	$278,714	$253,568	9.9%	$574,997	$523,713	9.8%
Net written premiums	183,363	165,005	11.1%	376,439	354,322	6.2%

Revenues:
Net earned premiums	173,777	161,471	7.6%	326,255	325,540	0.2%
Commission income
Net investment income	17,429	17,853	-2.4%	34,813	35,825	-2.8%
Total other-than-temporary impairment losses	(833)	(489)	NM	(1,096)	(740)	NM
Portion of loss recognized in other comprehensive income (before tax)	301	334	-9.9%	322	504	-36.1%

Net other-than-temporary impairment losses recognized in earnings	(532)	(155)	NM	(774)	(236)	NM
Net realized gains (losses)	3,006	11,020	-72.7%	1,618	17,133	-90.6%
Other income	573	(899)	NM	1,564	171	NM

Total revenues	194,253	189,290	2.6%	363,476	378,433	-4.0%

Expenses:
Net losses and loss adjustment expenses	113,863	99,863	14.0%	230,651	203,670	13.2%
Commission expenses	28,030	25,677	9.2%	54,230	50,993	6.3%
Other operating expenses	35,777	34,513	3.7%	72,352	69,099	4.7%
Interest expense	2,047	2,044	0.1%	4,093	4,088	0.1%

Total expenses	179,717	162,097	10.9%	361,326	327,850	10.2%

Income before income taxes	14,536	27,193	-46.5%	2,150	50,583	-95.7%

Income tax expense (benefit)	5,032	8,223	-38.8%	539	14,568	-96.3%

Net income (loss)	$9,504	$18,970	-49.9%	$1,611	$36,015	-95.5%

Per Share Data
Net income per common share:
Basic	$0.62	$1.18	-47.5%	$0.10	$2.20	-95.3%
Diluted	$0.60	$1.16	-47.7%	$0.10	$2.16	-95.3%

Average common shares outstanding:
Basic	15,373	16,100		15,555	16,369
Diluted	15,726	16,422		15,944	16,686

Underwriting Ratios
Loss Ratio	65.5%	61.8%		70.7%	62.6%
Expense Ratio	36.4%	37.9%		38.3%	36.8%

Combined Ratio	101.9%	99.7%		109.0%	99.4%

	June 30,	Mar. 31,		June 30,	Dec. 31,
Balance Sheet Data	2011	2011		2011	2010
Stockholders’ equity	$817,919	$815,172	0.3%	$817,919	$829,354	-1.4%
Book value per share	$54.44	$52.29	4.1%	$54.44	$52.68	3.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	June 30,	December 31,
	2011	2010
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2011, $1,799,369; 2010, $1,855,598)	$1,847,221	$1,882,245
Equity securities, available-for-sale, at fair value (cost: 2011, $68,035; 2010, $64,793)	94,737	87,258
Short-term investments, at cost which approximates fair value	185,032	153,057
Cash	40,340	31,768

Total investments and cash	2,167,330	2,154,328

Premiums receivable	273,327	188,368
Prepaid reinsurance premiums	176,960	156,869
Reinsurance recoverable on paid losses	65,856	56,658
Reinsurance recoverable on unpaid losses and loss adjustment expenses	852,992	843,296
Deferred policy acquisition costs	60,468	55,201
Accrued investment income	14,212	15,590
Goodwill and other intangible assets	7,037	6,925
Current income tax receivable, net	6,877	1,054
Deferred income tax, net	6,871	15,141
Other assets	23,979	38,029

Total assets	$3,655,909	$3,531,459

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Reserves for losses and loss adjustment expenses	$2,033,556	$1,985,838
Unearned premiums	534,474	463,515
Reinsurance balances payable	125,482	105,904
Senior notes	115,547	114,138
Accounts payable and other liabilities	28,931	32,710

Total liabilities	2,837,990	2,702,105

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,400,857 shares for 2011 and 17,274,440 shares for 2010	1,744	1,728
Additional paid-in capital	323,174	312,588
Treasury stock, at cost (2,385,393 shares for 2011 and 1,532,273 shares for 2010)	(106,377)	(64,935)
Retained earnings	541,123	539,512
Accumulated other comprehensive income	58,255	40,461

Total stockholders’ equity	817,919	829,354

Total liabilities and stockholders’ equity	$3,655,909	$3,531,459

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

Gross Written Premiums:	Three Months			Six Months
Insurance Companies:	2011	2010	Change	2011	2010	Change
Marine	$58,323	$55,204	6%	$128,671	$122,730	5%
Property Casualty	100,131	81,797	22%	213,019	161,143	32%
Professional Liability	28,313	33,640	-16%	51,853	64,606	-20%

	186,767	170,641	9%	393,543	348,479	13%

Lloyd’s Operations:
Marine	39,451	41,829	-6%	100,606	100,970	0%
Property Casualty	42,122	29,122	45%	61,424	49,081	25%
Professional Liability	10,374	11,976	-13%	19,424	25,183	-23%

	91,947	82,927	11%	181,454	175,234	4%

Total	$278,714	$253,568	10%	$574,997	$523,713	10%

Net Written Premiums:	Three Months			Six Months
Insurance Companies:	2011	2010	Change	2011	2010	Change
Marine	$41,802	$37,153	13%	$96,020	$88,156	9%
Property Casualty	62,015	54,300	14%	124,922	103,997	20%
Professional Liability	19,387	19,948	-3%	33,002	40,588	-19%

	123,204	111,401	11%	253,944	232,741	9%

Lloyd’s Operations:
Marine	32,042	34,421	-7%	81,713	84,063	-3%
Property Casualty	22,682	13,924	63%	31,068	25,635	21%
Professional Liability	5,435	5,259	3%	9,714	11,883	-18%

	60,159	53,604	12%	122,495	121,581	1%

Total	$183,363	$165,005	11%	$376,439	$354,322	6%

Net Earned Premiums:	Three Months			Six Months
Insurance Companies:	2011	2010	Change	2011	2010	Change
Marine	$41,877	$40,554	3%	$82,436	$81,648	1%
Property Casualty	55,351	50,171	10%	98,286	101,252	-3%
Professional Liability	17,759	19,700	-10%	33,085	38,736	-15%

	114,987	110,425	4%	213,807	221,636	-4%

Lloyd’s Operations:
Marine	37,734	34,727	9%	74,712	70,287	6%
Property Casualty	16,259	10,763	51%	28,153	22,678	24%
Professional Liability	4,797	5,556	-14%	9,583	10,939	-12%

	58,790	51,046	15%	112,448	103,904	8%

Total	$173,777	$161,471	8%	$326,255	$325,540	0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2011
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$186,767	$91,947	$—	$278,714
Net written premiums	123,204	60,159	—	183,363

Net earned premiums	114,987	58,790	—	173,777
Net losses and loss adjustment expenses	(77,330)	(36,533)	—	(113,863)
Commission expenses	(16,402)	(12,042)	414	(28,030)
Other operating expenses	(26,516)	(9,261)	—	(35,777)
Other income (expense)	626	361	(414)	573

Underwriting profit (loss)	(4,635)	1,315	(0)	(3,320)

Net investment income	14,989	2,320	120	17,429
Net realized gains (losses)	3,100	(798)	172	2,474
Interest expense	—	—	(2,047)	(2,047)

Income (loss) before income taxes	13,454	2,837	(1,755)	14,536

Income tax expense (benefit)	4,617	1,029	(614)	5,032

Net income (loss)	$8,837	$1,808	$(1,141)	$9,504

Losses and loss adjustment expenses ratio	67.3%	62.1%		65.5%
Commission expense ratio	14.3%	20.5%		16.1%
Other operating expense ratio (2)	22.4%	15.2%		20.3%

Combined ratio	104.0%	97.8%		101.9%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$170,641	$82,927	$—	$253,568
Net written premiums	111,401	53,604	—	165,005

Net earned premiums	110,425	51,046	—	161,471
Net losses and loss adjustment expenses	(64,862)	(35,001)	—	(99,863)
Commission expenses	(14,615)	(11,402)	340	(25,677)
Other operating expenses	(25,907)	(8,617)	—	(34,524)
Other income (expense)	(114)	(434)	(340)	(888)

Underwriting profit (loss)	4,927	(4,408)	—	519

Net investment income	15,556	2,128	169	17,853
Net realized gains (losses)	10,729	19	117	10,865
Interest expense	—	—	(2,044)	(2,044)

Income (loss) before income taxes	31,212	(2,261)	(1,758)	27,193

Income tax expense (benefit)	9,654	(815)	(616)	8,223

Net income (loss)	$21,558	$(1,446)	$(1,142)	$18,970

Losses and loss adjustment expenses ratio	58.7%	68.6%		61.8%
Commission expense ratio	13.2%	22.3%		15.9%
Other operating expense ratio (2)	23.6%	17.7%		22.0%

Combined ratio	95.5%	108.6%		99.7%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2011
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$393,543	$181,454	$—	$574,997
Net written premiums	253,944	122,495	—	376,439

Net earned premiums	213,807	112,448	—	326,255
Net losses and loss adjustment expenses	(152,127)	(78,524)	—	(230,651)
Commission expenses	(28,742)	(26,449)	961	(54,230)
Other operating expenses	(53,315)	(19,037)	—	(72,352)
Other income (expense)	2,317	208	(961)	1,564

Underwriting profit (loss)	(18,060)	(11,354)	(0)	(29,414)

Net investment income	29,972	4,575	266	34,813
Net realized gains (losses)	2,855	(2,183)	172	844
Interest expense	—	—	(4,093)	(4,093)

Income (loss) before income taxes	14,767	(8,962)	(3,655)	2,150

Income tax expense (benefit)	4,845	(3,027)	(1,279)	539

Net income (loss)	$9,922	$(5,935)	$(2,376)	$1,611

Losses and loss adjustment expenses ratio	71.2%	69.8%		70.7%
Commission expense ratio	13.4%	23.5%		16.6%
Other operating expense ratio (2)	23.8%	16.8%		21.7%

Combined ratio	108.4%	110.1%		109.0%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$348,479	$175,234	$—	$523,713
Net written premiums	232,741	121,581	—	354,322

Net earned premiums	221,636	103,904	—	325,540
Net losses and loss adjustment expenses	(133,265)	(70,405)	—	(203,670)
Commission expenses	(28,977)	(22,368)	352	(50,993)
Other operating expenses	(53,260)	(15,860)	—	(69,120)
Other income (expense)	(1,091)	1,635	(352)	192

Underwriting profit (loss)	5,043	(3,094)	—	1,949

Net investment income	31,304	4,197	324	35,825
Net realized gains (losses)	15,934	732	231	16,897
Interest expense	—	—	(4,088)	(4,088)

Income (loss) before income taxes	52,281	1,835	(3,533)	50,583

Income tax expense (benefit)	15,117	688	(1,237)	14,568

Net income (loss)	$37,164	$1,147	$(2,296)	$36,015

Losses and loss adjustment expenses ratio	60.1%	67.8%		62.6%
Commission expense ratio	13.1%	21.5%		15.7%
Other operating expense ratio (2)	24.5%	13.7%		21.1%

Combined ratio	97.7%	103.0%		99.4%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended June 30, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
Insurance Companies:	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Marine	$41,877	$26,808	$15,082	$(13)	64.0%	36.0%	100.0%
Property Casualty	55,351	38,429	20,458	(3,536)	69.4%	37.0%	106.4%
Professional Liability	17,759	12,093	6,752	(1,086)	68.1%	38.0%	106.1%

	114,987	77,330	42,292	(4,635)	67.3%	36.7%	104.0%
Lloyd’s Operations	58,790	36,533	20,942	1,315	62.1%	35.7%	97.8%

Total	$173,777	$113,863	$63,234	$(3,320)	65.5%	36.4%	101.9%

	Three Months Ended June 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
Insurance Companies:	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Marine	$40,554	$25,521	$14,171	$862	62.9%	35.0%	97.9%
Property Casualty	50,171	24,936	19,192	6,043	49.7%	38.3%	88.0%
Professional Liability	19,700	14,405	7,273	(1,978)	73.1%	36.9%	110.0%

	110,425	64,862	40,636	4,927	58.7%	36.8%	95.5%
Lloyd’s Operations	51,046	35,001	20,453	(4,408)	68.6%	40.0%	108.6%

Total	$161,471	$99,863	$61,089	$519	61.8%	37.9%	99.7%

	Amounts		Loss Ratio
Net Incurred Loss Activity	June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:	2011	2010	2011	2010
Insurance Companies:
Loss and LAE payments	$77,278	$68,098	67.3%	61.7%
Change in reserves	52	(3,236)	0.0%	-3.0%

Net incurred loss and LAE	77,330	64,862	67.3%	58.7%

Lloyd’s Operations:
Loss and LAE payments	26,646	30,637	45.3%	60.0%
Change in reserves	9,887	4,364	16.8%	8.6%

Net incurred loss and LAE	36,533	35,001	62.1%	68.6%

Total
Loss and LAE payments	103,924	98,735	59.8%	61.1%
Change in reserves	9,939	1,128	5.7%	0.7%

Net incurred loss and LAE	$113,863	$99,863	65.5%	61.8%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	June 30,	June 30,	June 30,	June 30,
For the Three Months Ended:	2011	2010	2011	2010
Insurance Companies	$137	$4,844	0.1%	4.4%
Lloyd’s Operations	(952)	406	-1.6%	0.8%

Total	$(815)	$5,250	-0.5%	3.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Six Months Ended June 30, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
Insurance Companies:	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Marine	$82,436	$54,806	$28,880	$(1,250)	66.5%	35.0%	101.5%
Property Casualty	98,286	74,364	38,056	(14,134)	75.7%	38.7%	114.4%
Professional Liability	33,085	22,957	12,804	(2,676)	69.4%	38.7%	108.1%

	213,807	152,127	79,740	(18,060)	71.2%	37.2%	108.4%
Lloyd’s Operations	112,448	78,524	45,278	(11,354)	69.8%	40.3%	110.1%

Total	$326,255	$230,651	$125,018	$(29,414)	70.7%	38.3%	109.0%

	Six Months Ended June 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
Insurance Companies:	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Marine	$81,648	$51,654	$29,099	$895	63.3%	35.6%	98.9%
Property Casualty	101,252	57,062	39,508	4,682	56.4%	39.0%	95.4%
Professional Liability	38,736	24,549	14,721	(534)	63.4%	38.0%	101.4%

	221,636	133,265	83,328	5,043	60.1%	37.6%	97.7%
Lloyd’s Operations	103,904	70,405	36,593	(3,094)	67.8%	35.2%	103.0%

Total	$325,540	$203,670	$119,921	$1,949	62.6%	36.8%	99.4%

	Amounts		Loss Ratio
Net Incurred Loss Activity	June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:	2011	2010	2011	2010
Insurance Companies:
Loss and LAE payments	$143,971	$140,771	67.4%	63.5%
Change in reserves	8,156	(7,506)	3.8%	-3.4%

Net incurred loss and LAE	152,127	133,265	71.2%	60.1%

Lloyd’s Operations:
Loss and LAE payments	48,658	56,859	43.2%	54.8%
Change in reserves	29,866	13,546	26.6%	13.0%

Net incurred loss and LAE	78,524	70,405	69.8%	67.8%

Total
Loss and LAE payments	192,629	197,630	59.0%	60.7%
Change in reserves	38,022	6,040	11.7%	1.9%

Net incurred loss and LAE	$230,651	$203,670	70.7%	62.6%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	June 30,	June 30,	June 30,	June 30,
For the Six Months Ended:	2011	2010	2011	2010
Insurance Companies	$(1,085)	$5,497	-0.5%	2.5%
Lloyd’s Operations	(3,163)	999	-2.8%	1.0%

Total	$(4,248)	$6,496	-1.3%	2.0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, June 30, 2011:	Reserves	Reserves	Total
Insurance Companies:
Marine	$119,153	$113,909	$233,062
Property Casualty	160,477	307,334	467,811
Professional Liability	47,080	68,629	115,709

Total Insurance Companies	326,710	489,872	816,582

Lloyd’s Operations:
Marine	111,756	129,700	241,456
Property Casualty	37,087	28,509	65,596
Professional Liability	10,001	46,929	56,930

Total Lloyd’s Operations	158,844	205,138	363,982

Total Net Loss Reserves	$485,554	$695,010	$1,180,564

	Case	IBNR
Net Loss Reserves, December 31, 2010:	Reserves	Reserves	Total
Insurance Companies:
Marine	$107,147	$109,361	$216,508
Property Casualty	158,740	308,613	467,353
Professional Liability	46,096	78,469	124,565

Total Insurance Companies	311,983	496,443	808,426

Lloyd’s Operations:
Marine	111,914	112,708	224,622
Property Casualty	30,327	29,792	60,119
Professional Liability	9,904	39,471	49,375

Total Lloyd’s Operations	152,145	181,971	334,116

Total Net Loss Reserves	$464,128	$678,414	$1,142,542

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
June 30, 2011
At June 30, 2011, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.6 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
At June 30, 2011, the Company owned two asset-backed securities approximating $0.8 million with subprime mortgage exposures. The securities have an effective maturity of 5.4 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.2 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 6.0 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.
The following table sets forth our cash and investments at June 30, 2011:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
June 30, 2011	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$291,492	$5,492	$(610)	$286,610	$—
States, municipalities and political Subdivisions	374,873	15,910	(962)	359,925	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	365,497	12,752	(864)	353,609	—
Residential mortgage obligations	25,948	40	(2,266)	28,174	(1,384)
Asset-backed securities	52,559	539	(77)	52,097	—
Commercial mortgage-backed securities	218,429	6,480	(800)	212,749	—

Subtotal	662,433	19,811	(4,007)	646,629	(1,384)
Corporate bonds	518,423	14,927	(2,709)	506,205	—

Total fixed maturities	1,847,221	56,140	(8,288)	1,799,369	(1,384)

Equity securities — common stocks	94,737	26,959	(257)	68,035	—

Cash	40,340	—	—	40,340	—

Short-term investments	185,032	—	—	185,032	—

Total	$2,167,330	$83,099	$(8,545)	$2,092,776	$(1,384)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
June 30, 2011
($ in thousands)
The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2011:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$112,009	$5,147	$(170)	$107,032
FNMA	189,155	6,095	(416)	183,476
FHLMC	64,333	1,510	(278)	63,101

Total	$365,497	$12,752	$(864)	$353,609

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$15,180	$40	$(1,752)	$16,892
Alt-A	2,195	—	(498)	2,693
Subprime	—	—	—	—
Non-US RMBS	8,573	—	(16)	8,589

Total	$25,948	$40	$(2,266)	$28,174